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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------



                                    FORM 8-K



                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 8, 2004




                           COMMISSION FILE NO. 1-11727




                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                       73-1493906
 (STATE OR OTHER JURISDICTION OF               (IRS EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


                    8801 SOUTH YALE AVENUE, SUITE 310, TULSA,
                      OKLAHOMA 74137 (ADDRESS OF PRINCIPAL
                         EXECUTIVE OFFICES AND ZIP CODE)


                                 (918) 492-7272
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.  See Exhibit Index.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 8, 2004, we announced via press release our earnings and operating results for the first quarter of fiscal 2004. The press release is attached as Exhibit No. 99.1.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HERITAGE PROPANE PARTNERS, L.P.
                                  BY:  U.S. Propane, L.P., its general partner
                                  BY: U.S. Propane, L.L.C., the general partner of U.S. Propane, L.P.


Date: January 8, 2004              By: /s/ MICHAEL L. GREENWOOD
     -----------------                -----------------------------------------
                                       Michael L. Greenwood
                                       Vice President and Chief Financial
                                       Officer and officer duly authorized
                                       to sign on behalf of the registrant

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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
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    99.1            Press Release dated January 8, 2004.